UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2009

Commission File Number 1-8356

DVL, Inc.
(Exact name of registrant as specified in its charter)

Delaware	13-2892858
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

70 East 55th Street, 7th Floor, New York, NY 10022
 (Address of principal executive offices)

Registrant’s telephone number including area code:  (212) 350-9900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The information contained in Item 5.02(c) with respect to an agreement entered into on November 2, 2009, between DVL, Inc. (the “Company”) and Real Estate Systems Implementation Group, LLC is hereby incorporated by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)
On October 30, 2009, the Company and its independent registered public accounting firm, Imowitz Koenig & Co., LLP (“IKC”) agreed that IKC would resign and not stand for  re-appointment as the Company’s independent registered public accounting firm.

With respect to IKC and its service as the Company’s independent registered public accounting firm;

•
IKC’s reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion and, were not qualified or modified as to uncertainty, audit scope, or accounting principle.

•
During the Company’s fiscal years ended December 31, 2008 and 2007 and through the most recent interim period, there were no disagreements with IKC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of IKC, would have caused IKC to make a reference to the subject matter of the disagreement(s) in connection with their reports on the Company’s financial statements for such years.

•
During the Company’s fiscal years ended December 31, 2008 and 2007 and through the most recent interim period, there was a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  As disclosed in our 2008 Form 10-K, our control environment did not sufficiently promote effective internal control over financial reporting throughout the organization. No misstatements occurred as a result of such material weakness in our internal controls over financial reporting.

•
In an effort to improve its internal controls over financial reporting on November 2, 2009 the Company engaged Real Estate Systems Implementation Group LLC (“RESIG”) to provide substantially all of the Company’s internal accounting, financial statement preparation and bookkeeping functions on an outsourced consulting basis. RESIG is an affiliate of IKC and therefore IKC is no longer independent with respect to our financial statements. Consequently IKC has resigned and the Company engaged a new independent registered public accounting firm as described below.

(b)
On November 3, 2009, the Company, with approval of the Audit Committee of the Board of Directors of the Company, engaged McGladrey & Pullen, LLP (“M&P”) as the Company’s new independent registered public accounting firm as of and for the year ending December 31, 2009.  During the fiscal years ended December 31, 2008 and 2007, and through the most recent interim period, neither the Company nor anyone acting on the Company’s behalf consulted with M&P regarding either (i) the application of the accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided by M&P to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues: or (ii) any matter that was either the subject of a “disagreement”, as that term is described in item 304 (a) (1) (v) of Regulation S-K promulgated under the Exchange Act, and the related instructions to Item 304 of Regulation S-K, or a “reportable event”, as the term is described in Item 304 (a) (1) (v) of Regulation S-K.

The Company provided IKC with a copy of the above disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”).  The Company requested that IKC furnish a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of IKC’s letter dated November 5, 2009, is attached as Exhibit 16.1 hereto.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors:  Appointment of Principal Officers

(b)
On November 2, 2009, Henry Swain, the Principal Financial Officer and Principal Accounting Officer of the Company resigned from the offices of Chief Financial Officer and Treasurer of the Company and he is no longer the Principal Financial Officer and Principal Accounting Officer of the Company. Mr. Swain, Executive Vice President will retain other duties at the Company with respect to the Company’s operations.

(c)
On November 2, 2009, the Company appointed Neil H. Koenig as Executive Vice President and Chief Financial Officer of the Company and as such, Mr. Koenig is the Principal Financial Officer and Principal Accounting Officer of the Company.  Mr. Koenig’s appointment as Executive Vice President and Chief Financial Officer was required pursuant to an agreement (the “Agreement”) entered into on November 2, 2009 between the Company and RESIG pursuant to which RESIG will provide substantially all of the Company’s internal accounting, financial statement preparation and bookkeeping functions on an outsourced consulting basis, as further described below.

Mr. Koenig, age 59, has been a managing member of RESIG since 1999 and has been a managing partner of IKC since 1980. IKC was the independent registered public accounting firm of the Company as of and for the years ended December 31, 2008 and 2007 and through the most recent interim period. IKC and RESIG have common ownership. Mr. Koenig serves on the Board of Directors of NBTY, Inc, a public company that manufactures, markets, distributes and retails nutritional supplements.

Pursuant to the Agreement, RESIG will provide substantially all of the Company’s internal accounting, financial statement preparation and bookkeeping functions on an outsourced consulting basis.  The Agreement does not provide for a specified term and is terminable by either the Company or RESIG upon 30 days prior notice to the non-terminating party.  Pursuant to the Agreement, the Company will pay a fee to RESIG of $305,000 per annum (subject to reduction for the amount of any direct compensation which may be received by Mr. Koenig), payable quarterly, and such amount is subject to review and adjustment annually upon agreement of the Company and RESIG.  In addition, RESIG is entitled to reimbursement of all out of pocket disbursements.

During 2009 and through the date of this filing, IKC charged the Company $85,000 for audit related fees and $48,570 for tax preparation and tax consulting fees.  During 2008, IKC charged the Company $167,000 for audit related fees and $33,000 for tax preparation and tax consulting fees.

Mr. Koenig currently will not receive any direct compensation for his services as Executive Vice President and Chief Financial Officer of the Company and is neither an employee of the Company nor providing services to the Company on a full-time basis.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

16.1           Letter from IKC to the Securities and Exchange Commission, dated November 5, 2009

SIGNATURE

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 5, 2009.

DVL, INC,

By:	/s/ Alan Casnoff
Alan Casnoff
President & Chief Executive Officer